UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_______________________

FORM 8-K

CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934

December 28, 2010

Date of Report
 (Date of earliest event reported)

True North Finance Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	333-129919	20-3345780

(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of		Identification No.)
Incorporation)

4999 France Avenue South, Suite 248, Minneapolis, Minnesota 55410

(Address of Principal Executive Offices)           (ZIP Code)

Registrant’s telephone number, including area code: (952) 358-6120

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 5.01 – Change in Control of Registrant.

On December 22, 2010, Todd A. Duckson assigned to Steven Levenson 900,000 shares of the Company’s Series A stock and 36,331,993 shares of the Company’s Series B stock (Duckson’s entire interest in the Company), a controlling interest in the Company, for nominal consideration.

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 22, 2010, Steven Levenson was elected to the Company’s Board of Directors and accepted the resignation of Todd A. Duckson from the Board of Directors and as the Company’s President.  That same day, the Company elected Levenson as its President.

 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUE NORTH FINANCE CORPORATION

Date: December 28, 2010	By:	/s/
Steven Levenson
President of the Company